UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12.

FlowStone Opportunity Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

FlowStone Opportunity Fund

c/o FlowStone Partners, LLC

29 Lucy Way

Simsbury, CT 06070

February 9, 2026

Dear Shareholder,

FlowStone Opportunity Fund (the “Fund”) will hold a special meeting of its Shareholders on March 3, 2026 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 (the “Special Meeting”).

At the Special Meeting, shareholders will be asked to approve a new investment management agreement (the “New Management Agreement”) with FlowStone Partners, LLC (the “Adviser” or “FlowStone”) that will replace the current investment management agreement (the “Existing Management Agreement”) with FlowStone, and to elect six trustee nominees (the “Trustee Nominees”) to succeed the current trustees on the Board of the Fund.

As discussed in more detail in the accompanying proxy statement, FlowStone, along with certain of its affiliates, entered into a unit purchase agreement (the “Purchase Agreement”) with Towers Watson Investment Services, Inc. (“Towers Watson”), an investment adviser registered under the Investment Advisers Act of 1940 and a wholly-owned subsidiary of Willis Towers Watson US LLC (together with Towers Watson, “WTW” or “Buyer”), pursuant to which WTW will acquire all of the membership interests of FlowStone (the “Acquisition”). The Acquisition is expected to close in the first quarter of 2026 (the “Closing”), subject to the approval of the New Management Agreement, and the election of each of the Trustee Nominees, by shareholders of the Fund, as well as other customary closing conditions. There is no assurance the Acquisition will close.

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). Accordingly, the consummation of the Acquisition would cause the Existing Management Agreement to terminate automatically. To prevent any potential disruption in the Adviser’s ability to provide services to the Fund upon the consummation of the Acquisition, the Fund is seeking shareholder approval of the New Management Agreement. All material terms of the New Management Agreement will remain unchanged from those in the Existing Management Agreement. If approved by shareholders, the New Management Agreement would become effective as of the Closing and remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund’s Board of Trustees (the “Board” and the members thereof, the “Trustees”) who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund. If the Fund enters into the New Management Agreement, the Adviser has agreed, for a period of at least two-years from the effective date of the New Management Agreement, to reduce the investment management fee rate applicable to the Fund pursuant an Investment Advisory Fee Waiver Agreement in which the Adviser agrees to waive 0.25% of the investment management fee set forth in the New Management Agreement such that the investment management fee payable under the New Management Agreement is 1.00% on an annualized basis of the Fund's net asset value. The Investment Advisory Fee Waiver Agreement will have an initial term ending two (2) years from its effective date and shall continue in effect from year to year thereafter unless terminated by the Adviser or the Fund with at least 30-days’ written notice before the expiration of the then current term.

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The Trustee Nominees have been approved by the Fund’s current Board, subject to election by shareholders. The submission of the Trustee Nominees for election by shareholders is based upon the recommendation of the Fund’s Nominating Committee. The election of the Trustee Nominees is subject to the approval of the New Management Agreement by shareholders of the Fund and the closing of the Acquisition.

The current Board of Trustees of the Fund recommends that you vote “FOR” the proposals.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. Whether or not you expect to be present at the Special Meeting, please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on March 2, 2026. If you have any questions regarding the issues to be voted on or need assistance in voting your shares, please contact Okapi Partners, our proxy solicitor, toll-free at (888) 785-6709. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern time. If you attend the Special Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Scott P. Conners
Scott P. Conners
Trustee and President of the Fund

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IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

Questions and Answers

Q.	Why am I receiving this proxy statement?

A.	A special meeting (the “Special Meeting”) of shareholders of FlowStone Opportunity Fund (the “Fund”) will be held on March 3, 2026. You have received this letter because you were a shareholder of record of the Fund on November 30, 2025, the record date for the Special Meeting (the “Record Date”).

The enclosed proxy statement describes the following important matters affecting the Fund upon which you are being asked to vote:

(1)	To approve a new investment management agreement (“New Management Agreement”) between the Fund and FlowStone Partners, LLC (the “Adviser”) that will replace the current management agreement with the Adviser (“Proposal 1”).

FlowStone, along with certain of its affiliates, entered into a unit purchase agreement (the “Purchase Agreement”) with Towers Watson Investment Services, Inc. (“Towers Watson”), an investment adviser registered under the Investment Advisers Act of 1940 and a wholly-owned subsidiary of Willis Towers Watson US LLC (together with Towers Watson, “WTW” or “Buyer”), pursuant to which WTW will acquire all of the membership interests of FlowStone (the “Acquisition”).

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). Accordingly, the consummation of the Acquisition would cause the Existing Management Agreement to terminate automatically. To prevent any potential disruption in the Adviser’s ability to provide services to the Fund upon consummation of the Acquisition, the Fund is seeking shareholder approval of the New Management Agreement. All material terms will remain unchanged from those in the Existing Management Agreement. If approved, the New Management Agreement would become effective as of the date of the closing of the Acquisition and remain in effect for an initial term of two (2) years, and from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund. If the Fund enters into the New Management Agreement, the Adviser has agreed, for a period of at least two-years from the effective date of the New Management Agreement, to reduce the investment management fee rate applicable to the Fund pursuant an Investment Advisory Fee Waiver Agreement in which the Adviser agrees to waive 0.25% of the investment management fee set forth in the New Management Agreement such that the investment management fee payable under the New Management Agreement is 1.00% on an annualized basis of the Fund's net asset value. The Investment Advisory Fee Waiver Agreement will have an initial term ending two (2) years from its effective date and shall continue in effect from year to year thereafter unless terminated by the Adviser or the Fund with at least 30-days’ written notice before the expiration of the then current term.

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(2)	To elect six nominees (the “Trustee Nominees”) to the Fund’s Board of Trustees (the “Board”) to succeed the current members of the Board (the “Current Trustees”) (“Proposal 2”).

Standing for election to the new Board are the following Trustee Nominees: Katie Caldwell, Stanley P. Mavromates Jr., Nancy Stokes, Frank Strauss, J. Stanford Willie and Richard Joseph. None of the Trustee Nominees is currently a member of the Board. Information about each of the Trustee Nominees is set forth in the accompanying proxy statement. The Current Trustees of the Fund, Michael H. Moskow, Jason S. Gull, Marek Herchel, Shoshana Vernick, Scott P. Conners, Eric Becker, and Avy Stein are not standing for election. The Current Trustees will cease to serve as Trustees effective when the Trustee Nominees take office.

Shareholder approval of Proposal 2 to elect the Trustee Nominees of the Fund is contingent upon (a) shareholder approval of Proposal 1 to approve the New Management Agreement and (b) the closing of the Acquisition. Accordingly, if shareholders of the Fund do not approve the New Management Agreement or the Acquisition is not consummated, then any shareholder approval of the Trustee Nominees for the Fund will be deemed null, and the Fund’s Board will then consider whether any other actions, including a possible secondary sale of the Fund’s portfolio or an orderly liquidation of the Fund’s portfolio, are warranted.

Proposal 1. Approval of the New Management Agreement

Q.	Will the Fund’s day-to-day operations change under the New Management Agreement?

A.	No, the Fund’s day-to-day operations are not expected to change under the New Management Agreement. The Fund’s existing officers and portfolio management team will continue to serve in their current roles. The Fund’s investment objective and strategies will remain unchanged as a result of the entry into the New Management Agreement.

As of the date of the proxy statement, the Fund has suspended subscriptions and does not intend to offer to repurchase shares from shareholders until further notice. The Fund expects to begin accepting subscriptions following the closing of the Acquisition. The Adviser anticipates recommending to the Fund’s Board that the Fund offer to purchase approximately $50 million of outstanding shares in the quarter in which the Acquisition closes, and that the Fund resume quarterly repurchase offers starting on September 30, 2026.

Q.	Will the investment management fee rate be the same under the New Management Agreement?

A.	Currently, the Fund pays to the Adviser a quarterly investment management fee (the “Investment Management Fee”) equal to 1.25% on an annualized basis of the Fund’s net asset value. If the Fund enters into the New Management Agreement, the Adviser has agreed, for a period of at least two-years from the effective date of the New Management Agreement, to reduce the Investment Management Fee rate applicable to the Fund pursuant to an Investment Advisory Fee Waiver Agreement in which the Adviser agrees to waive 0.25% of the Investment Management fee set forth in the New Management Agreement such that the investment management fee payable under the New Management Agreement is 1.00% on an annualized basis of the Fund's net asset value. If approved, the New Management Agreement would become effective as of the date of the closing of the Acquisition and remain in effect for an initial term of two (2) years, and from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund. For purposes of calculating the compensation for any quarter under the Existing Management Agreement and the New Management Agreement, net assets include the total assets of the Fund minus the sum of the Fund’s accrued liabilities and are calculated prior to any reduction for any fees and expenses of the Fund for that quarter, including, without limitation, the compensation payable to the Adviser for that quarter. Compensation will be paid to the Adviser before giving effect to any repurchase of interests in the Fund effective as of that date. The Investment Advisory Fee Waiver Agreement will have an initial term ending two (2) years from its effective date and shall continue in effect from year to year thereafter unless terminated by the Adviser or the Fund with at least 30-days' written notice before the expiration of the then current term.

The Fund also currently pays, and under the New Management Agreement will continue to pay, to the Adviser an incentive fee (the “Incentive Fee”) calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term "net profits" shall mean the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). The Fund maintains a memorandum account (the “Loss Recovery Account”), which has an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

Pursuant to the current Expense Limitation Agreement (the “Current Expense Limitation Agreement”) between the Fund and the Adviser, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Fee and any acquired fund fees and expenses) do not exceed 2.80% on an annualized basis for Class A Shares, 2.25% on an annualized basis of Class D Shares, 1.95% on an annualized basis for Class I Shares, and 1.95% on an annualized basis for Class M Shares. For a period not to exceed three years from the date on which a waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. If the Fund enters into the New Management Agreement, the Adviser has agreed to enter into a new expense limitation agreement (the “New Expense Limitation Agreement”) with the Fund on identical terms and conditions as the Current Expense Limitation Agreement.

Q.	What will happen if shareholders of the Fund do not approve the New Management Agreement?

A.	If the Fund’s shareholders do not approve the New Management Agreement, the Acquisition will not be consummated, and the Fund’s Board will then consider whether any other actions, including a possible secondary sale of the Fund’s portfolio or an orderly liquidation of the Fund’s portfolio, are warranted. Accordingly, the Board urges you to vote without delay in order to avoid potential disruption to the Fund that could occur if shareholder approval is not obtained.

Election of the six Trustee Nominees for a new Board of the Fund

Q.	How many of the Trustee Nominees will be Independent Trustees if elected?

A.	If elected by shareholders, five Trustee Nominees will not be “interested persons” of the Fund (“Independent Trustees”) as defined in the 1940 Act. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders. One Trustee Nominee, Richard Joseph would be considered an “interested person” of the Fund, as that term is defined in the 1940 Act, and is referred to as an “Interested Trustee.” Mr. Joseph would be an Interested Trustee of the Fund by virtue of his employment by WTW.

In connection with the Acquisition and pursuant to the terms of the Purchase Agreement, on December 19, 2025, the current Board voted to approve a decrease to the size of the Board from seven Trustees to six Trustees, subject to and effective as of the closing of the Acquisition.

Q.	How long will each new Trustee serve, if a Trustee Nominee is elected?

A.	If elected, a new Trustee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any elected Trustee Nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for such replacement nominee as may be designated by the Board.

The Fund’s Board has adopted a retirement policy requiring all Trustees to resign at the end of the first Board meeting following their 80th birthday.

Q.	When will the new Trustees take office, if the Trustee Nominees are elected?

A.	If the Trustee Nominees are elected by shareholders at the Special Meeting, the current Board will work with Fund management on an orderly transition to the new Board. The current Trustees of the Fund are not standing for election and will cease to serve as Trustees upon the new Trustees taking office.

The election of the Trustee Nominees is contingent upon the approval by the Fund’s shareholders of the New Management Agreement and the closing of the Acquisition. If the new Management Agreement is not approved by the Fund’s shareholders or the Acquisition does not close, the current Trustees of the Fund will continue to serve on the Board of the Fund and the Trustee Nominees will not take office.

General

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne by the Adviser and/or WTW.

Q.	How does the Board recommend that I vote?

A.	The Current Trustees, including all of the Independent Trustees, recommend that you vote in favor of each proposal.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by 11:59 p.m. Eastern Time on March 2, 2026.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was November 30, 2025 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

o	Through the Internet. Please follow the instructions on your proxy card.
o	By telephone, with a toll-free call to the phone number indicated on the proxy card.
o	By mailing in your proxy card.
o	In person at the Special Meeting at the offices of Faegre Drinker Biddle & Reath LLP on March 3, 2026.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Q.	Who should I call if I have questions?

A.	If you have any questions regarding the issues to be voted on or need assistance in voting your shares, please contact Okapi Partners, our proxy solicitor, toll-free at (888) 785-6709. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern time.

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FlowStone Opportunity Fund

c/o FlowStone Partners, LLC

29 Lucy Way

Simsbury, CT 06070

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on March 3, 2026

FlowStone Opportunity Fund (the “Fund”) will host a Special Meeting of Shareholders on March 3, 2026 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, at 5 p.m. Eastern Time (the “Special Meeting”). This Special Meeting of the Fund is being held so that shareholders can consider the following proposals:

1.	To approve a new investment management agreement (“New Management Agreement”) between the Fund and FlowStone Partners, LLC (the “Adviser”) that will replace the current management agreement with the Adviser (“Proposal 1”);
2.	To elect six nominees (the “Trustee Nominees”) to the Fund’s Board of Trustees (the “Board”) to succeed the current members of the Board (the “Current Trustees”) (“Proposal 2”); and
3.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

Shareholder approval of Proposal 2 to elect the Trustee Nominees of the Fund is contingent upon (a) shareholder approval of Proposal 1 to approve the New Management Agreement and (b) the closing of the Acquisition.

THE CURRENT BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. APPROVAL OF THE NEW MANAGEMENT AGREEMENT AND THE ELECTION OF A NEW SLATE OF TRUSTEE NOMINEES TO SUCCEED THE CURRENT TRUSTEES ARE BEING PROPOSED BECAUSE THE CONSUMMATION OF A TRANSACTION IN WHICH TOWERS WATSON INVESTMENT SERVICES, INC. WILL ACQUIRE ALL OF THE ISSUED and outstanding membership interests of THE ADVISER WILL RESULT IN THE TERMINATION OF THE EXISTING MANAGEMENT AGREEMENT. APPROVAL OF THE PROPOSAL WILL NOT RESULT IN AN INCREASE IN THE FUND’S ADVISORY FEE RATE.

Shareholders of record of the Fund at the close of business on the Record Date, November 30, 2025, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about February 11, 2026 to such shareholders of record.

By Order of the Board of Trustees,

/s/ Scott P. Conners
Scott P. Conners

Trustee and President of the Fund

February 9, 2026

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YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

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FlowStone Opportunity Fund

c/o FlowStone Partners, LLC

29 Lucy Way

Simsbury, CT 06070

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

March 3, 2026

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board” and the members thereof, the “Trustees”) of FlowStone Opportunity Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	To approve a new investment management agreement between the Fund and FlowStone Partners, LLC (the “Adviser”) that will replace the current advisory agreement with the Adviser (“Proposal 1”).
2	To elect six nominees to the Fund’s Board of Trustees to succeed the current members of the Board (“Proposal 2”).
3	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

You will find this proxy statement divided into five parts:

Part 1    Provides details on Proposal 1 (see page 1)

Part 2    Provides details on Proposal 2 (see page 9)

Part 3    Provides information about ownership of shares of the Fund (see page 20)

Part 4    Provides information on proxy voting and the operation of the Special Meeting (see page 21)

Part 5    Provides information on other matters (see page 24)

Please read the proxy statement before voting on the proposals. Please call Okapi Partners, our proxy solicitation partner, toll-free at (888) 785-6709 if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about February 11, 2026.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through the Fund’s website at www.flowstonepartners.com. You may also request a report by calling toll-free at (888)-799-0799.

Important Notice Regarding the Availability of Materials

for the Shareholder Meeting to be Held on March 3, 2026

The proxy statement for the Special Meeting is available at www.OkapiVote.com/Flowstone.

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PART 1

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW MANAGEMENT AGREEMENT

Introduction

The Special Meeting is being called to consider a proposal required in connection with the closing of the proposed acquisition of FlowStone Partners, LLC (the “Adviser” or “FlowStone”) by Towers Watson Investment Services, Inc. (“Towers Watson”), an investment adviser registered under the Investment Advisers Act of 1940 and a wholly-owned subsidiary of Willis Towers Watson US LLC (together with Towers Watson, “WTW” or “Buyer”), pursuant to which WTW will acquire all of the issued and outstanding membership interests of FlowStone (the “Acquisition”). The Acquisition is expected to close in the first quarter of 2026 (the “Closing”), subject to the approval of the New Management Agreement and the election of the Trustee Nominees by shareholders of the Fund, as well as other customary closing conditions. There is no assurance the Acquisition will close.

The Acquisition will cause the existing management agreement between the Fund and FlowStone (the “Existing Management Agreement”) to automatically terminate, effective as of the Closing. Consequently, shareholders are being asked to vote on a proposal to approve a new investment management agreement (“New Management Agreement”) with FlowStone that will replace the Existing Management Agreement.

The form of the New Management Agreement is attached hereto as Exhibit A. The terms of the New Management Agreement are identical to the terms of the Existing Management Agreement with respect to services to be provided by FlowStone to the Fund. If the Fund enters into the New Management Agreement, the Adviser has agreed, for a period of at least two-years from the effective date of the New Management Agreement, to reduce the Investment Management Fee rate applicable to the Fund pursuant to an Investment Advisory Fee Waiver Agreement in which the Adviser agrees to waive 0.25% of the Investment Management fee set forth in the New Management Agreement such that the investment management fee payable under the New Management Agreement is 1.00% on an annualized basis of the Fund's net asset value. If approved, the New Management Agreement would become effective as of the date of the closing of the Acquisition and remain in effect for an initial term of two (2) years, and from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Fee Waiver Agreement will have an initial term ending two (2) years from its effective date and shall continue in effect from year to year thereafter unless terminated by the Adviser or the Fund with at least 30-days' written notice before the expiration of the then current term. In the event the Investment Advisory Fee Waiver Agreement is terminated at any point following the initial two-year period, the Investment Management Fee will be 1.25%, as set forth in the New Management Agreement. The material terms of the New Management Agreement and Existing Management Agreement are compared below in “Terms of the Existing and New Management Agreements.”

Information About FlowStone

FlowStone is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). FlowStone has responsibility for the overall day-to-day management of the Fund. The principal office of FlowStone is located at 29 Lucy Way, Simsbury, CT 06070. As of September 30, 2025, FlowStone had approximately $756,977,842 of assets under management.

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The Transaction

On December 1, 2025, FlowStone and certain of its affiliates entered into a unit purchase agreement (the “Purchase Agreement”) with Towers Watson, pursuant to which WTW will acquire all of the issued and outstanding membership interests of FlowStone (the “Acquisition”).

Following the Acquisition, FlowStone expects to gain access to expanded and proprietary deal flow, deeper sponsor relationships, advanced data and analytics, and additional scale and distribution capabilities that can further diversify its investor base and enhance its ability to serve investors over the long term.

As of the date of this proxy statement, the Fund has suspended subscriptions and does not intend to offer to repurchase shares from shareholders until further notice. The Fund expects to begin accepting subscriptions following the closing of the Acquisition. The Adviser anticipates recommending to the Fund’s Board that the Fund offer to purchase approximately $50 million of outstanding shares in the quarter in which the Acquisition closes, and that the Fund resume quarterly repurchase offers starting on September 30, 2026.

As further described under Terms of the Acquisition and the Purchase Agreement, Peakline Partners (“Peakline”), FlowStone’s majority owner, and certain other minority owners of Flowstone (together with Peakline, the “Majority Sellers”) have elected to forego any of the transaction’s net upfront proceeds and net earn-out proceeds, if any, that would have otherwise been allocable to the Majority Sellers (approximately 60% of the transaction’s net upfront proceeds) (such net upfront proceeds, the “Upfront Transaction Savings”, and such net earn-out proceeds, the “Earn-Out Transaction Savings”). Shareholders who enter into a Holding Agreement (as defined below) and maintain their investment in the Fund for one (1) year following the expected resumption of tender offers on September 30, 2026 will receive their pro rata portion of an aggregate amount equal to the Upfront Transaction Savings. Shareholders who enter into a Holding Agreement and remain invested for an additional one-year period after September 30, 2027 until at least September 30, 2028 will also have a contingent right to receive their pro rata portion of an aggregate amount equal to the Earn-Out Transaction Savings that may become payable to such shareholders pursuant to the terms of the Purchase Agreement. WTW or one of its affiliates (which may be the Adviser) (the “Offeror”) will provide detailed terms and eligibility criteria following the closing of the Acquisition.

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). The completion of the Acquisition would result in a change of control of FlowStone pursuant to the 1940 Act; and consequently, in accordance with the 1940 Act, the Existing Management Agreement will automatically terminate.

Information Concerning Towers Watson

Towers Watson is located at 233 South Wacker Drive, Suite 1800, Chicago, IL 60606. Towers Watson is a wholly owned subsidiary of Willis Towers Watson US LLC, which is ultimately owned by Willis Towers Watson PLC. Willis Towers Watson PLC is a public company traded on the New York Stock Exchange and the NASDAQ Global Select Market under the symbol “WTW.” Willis Towers Watson PLC is a leading global advisory, broking and solutions company that helps clients around the world turn risk into a path for growth. Willis Towers Watson PLC has approximately 48,900 colleagues and service clients in more than 140 countries and markets.

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Terms of the Acquisition and the Purchase Agreement

The following is a summary of the terms of the Acquisition considered relevant to the Fund:

On December 1, 2025, FlowStone entered into the Purchase Agreement with Towers Watson, pursuant to which Towers Watson will acquire all of the issued and outstanding membership interests of FlowStone. Consequently, the Acquisition will result in a change of control of FlowStone pursuant to the 1940 Act. The closing of the Acquisition is subject to the approval of the New Management Agreement and the election of the Trustee Nominees by shareholders of the Fund, as well as other customary closing conditions. There is no assurance the Acquisition will close.

As further described below, Peakline Partners (“Peakline”), FlowStone’s majority owner, and certain other minority owners of Flowstone (together with Peakline, the “Majority Sellers”) have elected to forego any of the transaction’s net upfront proceeds, and net earn-out proceeds, if any, that would have otherwise been allocable to the Majority Sellers (approximately 60% of the transaction’s net upfront proceeds) (such net upfront proceeds, the “Upfront Transaction Savings”, and such net earn-out proceeds, the “Earn-Out Transaction Savings”). Shareholders who enter into a Holding Agreement (as defined below) and maintain their investment in the Fund for one (1) year following the expected resumption of tender offers on September 30, 2026 will receive their pro rata portion of an aggregate amount equal to the Upfront Transaction Savings. Shareholders who enter into a Holding Agreement and remain invested for an additional one-year period after September 30, 2027 until at least September 30, 2028 will also have a contingent right to receive their pro rata portion of an aggregate amount equal to the Earn-Out Transaction Savings that may become payable to such shareholders pursuant to the terms of the Purchase Agreement. The Offeror will provide detailed terms and eligibility criteria following the closing of the Acquisition.

Pursuant to the terms of the Purchase Agreement, following the closing of the Acquisition, the Offeror shall offer, or cause to be offered, to each shareholder of the Fund the opportunity to enter into a written holding agreement with the Offeror (a “Holding Agreement”), pursuant to which any shareholder of the Fund who agrees to such Holding Agreement shall agree to hold, and not transfer, directly or indirectly, all or an agreed portion of its interests in the Fund until at least September 30, 2027 (the “Initial Holding Date”) in exchange for a cash payment by, or on behalf of, the Offeror to such shareholder in an amount equal to such shareholder’s pro rata portion (as determined by measuring the aggregate interests in the Fund held by such shareholder that are subject to its Holding Agreement relative to the aggregate Fund interests subject to all Holding Agreements, in each case as of the Initial Holding Date) of the aggregate closing consideration which Peakline and certain minority equity holders of the Adviser have elected to forego (the “Closing Escrow Amount”), which will be deposited into an escrow account at the closing of the Acquisition for the benefit of those Fund shareholders who enter into a Holding Agreement with respect to the Initial Holding Date. The Closing Escrow Amount will be calculated at the closing of the Acquisition and will be subject to, among other items, adjustments with respect to the Adviser’s net working capital as compared to a target number, cash, indebtedness and transaction expenses.

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Pursuant to the terms of the Purchase Agreement, each shareholder of the Fund shall also have the option to further elect to agree to hold, and not transfer, directly or indirectly, its interests in the Fund until at least September 30, 2028 (the “Final Holding Date”) in exchange for a contingent right to receive a cash payment by, or on behalf of, WTW to such shareholder in an amount equal to such shareholder’s pro rata portion (as determined by measuring the aggregate interests in the Fund held by such shareholder that are subject to the Final Holding Date relative to the aggregate Fund interests subject to the Final Holding Date in all Holding Agreements, in each case as of the Final Holding Date) of the aggregate amount of the contingent earn-out payment that may become payable pursuant to the terms of the Purchase Agreement and which Peakline and certain minority equity holders have elected to forego which will, if the conditions to the earn-out payment are satisfied, become payable to those Fund shareholders who enter into a Holding Agreement with respect to the Final Holding Date. Such contingent earn-out payment will generally be payable by WTW only to the extent the Adviser achieves certain levels of cumulative gross revenues, as further described in the Purchase Agreement, as of the fifth (5th) anniversary of the first fiscal quarter beginning after the closing of the Acquisition. There is no assurance that any contingent earn-out payment will become payable, notwithstanding a shareholder of the Fund’s agreement not to transfer its interest until at least the Final Holding Date. Neither WTW, the Adviser, nor the Fund shall have any obligation to pay to any shareholder any consideration in exchange for such shareholder’s agreement to hold, and not transfer, directly or indirectly, its interests in the Fund until at least the Final Holding Date to the extent the contingent earn-out payment is not earned in accordance with the terms of the Purchase Agreement. As a result, there is a risk that a shareholder may enter into a Holding Agreement and satisfy its commitment to hold, and not transfer, directly or indirectly, its interests in the Fund until at least the Final Holding Date, and that such shareholder will not receive monetary consideration in exchange for such undertaking, including in the event the contingent earn-out payment is not earned in accordance with the terms of the Purchase Agreement.

Further, in connection with the Acquisition, the parties to the Purchase Agreement entered into a side letter pursuant to which, as soon as possible following the date of the Purchase Agreement, such parties have agreed to cooperate and use reasonable best efforts to obtain, on behalf of the Fund, a letter or letters evidencing the commitment from one or more bona fide third party lenders to provide a line of credit or debt facility to the Fund in an aggregate principal amount not less than two hundred million U.S. Dollars ($200,000,000). The parties to the Purchase Agreement expect that the proceeds from such line of credit or debt facility may be used by the Fund for general corporate purposes, including (i) financing the purchase of secondary private equity interests and portfolios, (ii) providing interim funding between capital calls or portfolio realizations and new investments and (iii) managing short-term liquidity needs related to fees, expenses or other fund obligations. Such a commitment letter has not yet been obtained, and there is no assurance that any such commitment letter will be obtained or entered into, whether before or after the closing of the Acquisition. The Fund’s existing fifty million U.S. Dollars ($50,000,000) secured revolving credit facility with TriState Capital Bank matured on January 8, 2026.

The Adviser has an investment committee comprised of three executive officers of the Adviser: Scott Conners, Michael Carrano and Andreas Münderlein. The Adviser’s investment committee is responsible for the portfolio plan and for final investment decisions with respect to the Fund. It is anticipated that, following the Acquisition, the Adviser’s investment committee will be expanded to include, in addition to Messrs. Conners, Carrano and Münderlein, two senior members of WTW’s Global Investment team: Denise Kehler and Andrew Brown.

Participants

WTW and/or the Offeror may be deemed to be participants in the solicitation of proxies in connection with the Acquisition. Neither WTW nor any of its affiliates, including the Offeror, beneficially owns any equity securities of the Fund. Except as otherwise set forth in this proxy statement, to the knowledge of the Fund, neither WTW nor any of its affiliates, including the Offeror, has any substantial interest, direct or indirect, in any matter to be acted upon at the Special Meeting.

Acquisition Not Expected to Adversely Affect FlowStone or the Fund

It is anticipated that the Acquisition will not result in any change in the services provided by the Adviser to the Fund or diminish in any way the level of investment advisory service previously provided by the Adviser. Following the Acquisition, FlowStone will continue to operate its business independently, as well as remain under its former brand and be led by a combination of its former management and investment teams and Towers Watson personnel.

Impact of the Acquisition on the Fund’s Management Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve the proposed New Management Agreement with the Adviser. The consummation of the Acquisition will constitute an “assignment” (as defined in the 1940 Act) of the Existing Management Agreement. As required by the 1940 Act, the Existing Management Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Management Agreement will terminate upon the Closing, and the New Management Agreement is necessary if the Adviser is to continue to manage the Fund following the Closing. If the Fund’s shareholders do not approve the proposal, the Acquisition will not be consummated. The Adviser will continue to serve as the Fund’s investment adviser under the Existing Management Agreement, and the Fund’s Board will then consider whether any other actions, including a possible secondary sale of the Fund’s portfolio or an orderly liquidation of the Fund’s portfolio, are warranted.

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Factors Considered by the Trustees and Their Recommendation

The Board of the Fund is recommending that shareholders vote to approve the New Management Agreement with FlowStone.

At a special Board meeting held on December 19, 2025 (the “Board Meeting”), the Board, including all of the Independent Trustees, considered and approved the New Management Agreement between FlowStone and the Fund, and determined to recommend that shareholders approve the New Management Agreement. In considering information relating to the approval of the New Management Agreement, the Board and the Independent Trustees received assistance and advice from Fund counsel and from the Independent Trustees’ independent legal counsel, including a written description of their responsibilities in considering the New Management Agreement.

Independent legal counsel, on behalf of the Independent Trustees, had previously requested a variety of information from the Adviser, which the Adviser provided to the Board in advance of the Board Meeting. At the Board Meeting, the Trustees discussed those materials and the Acquisition with representatives of FlowStone, including the strategic rationale for the Acquisition, and Towers Watson’s general plans and intentions regarding the operations and management of FlowStone and the Fund.

At the Board meeting, the Independent Trustees met in executive sessions with their independent legal counsel, at which no representative of either the Adviser or WTW was present.

In making the decision to approve the New Management Agreement, the Independent Trustees gave attention to all information furnished. The following discussion identifies the primary factors taken into account by the Board in approving the New Management Agreement. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

The nature, extent, and quality of services to be provided to the Fund by FlowStone. The Board considered the materials provided describing the services to be provided by FlowStone to the Fund, as well as the information provided by both the Adviser and WTW. In reviewing the nature, extent, and quality of services to be provided to the Fund, the Board considered, among other things: that the terms of the New Management Agreement are identical to the terms of the Existing Management Agreement with respect to services to be provided by FlowStone to the Fund; that FlowStone’s services would not change and the current portfolio management team would be supplemented by individuals from WTW; FlowStone’s access to additional capital for the Fund and the acceleration of the distribution of the Fund across multiple channels; WTW’s compliance and operational environment, as well as its financial condition and resources; and the fact that, as a result of the Acquisition, FlowStone will have access to significant additional resources, including WTW’s established internal and external distribution relationships. The Board also considered that the Adviser anticipates recommending the Fund return to regular subscription and repurchase activity should the Acquisition be consummated, as well as potential alternatives for the Fund presented by the Adviser should the Acquisition not be consummated, including a possible secondary sale of the Fund’s portfolio and an orderly liquidation of the Fund’s portfolio.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by FlowStone, as well as FlowStone’s ability to render such services based on its experience, operations, and resources, as well as the experience, operations and resources of WTW.

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Comparison of the fees to be charged by FlowStone. The Board considered FlowStone’s proposed fee structure, noting that it was identical to the structure under the Existing Management Agreement. The Board also noted that the Adviser has agreed to reduce the Investment Management Fee rate applicable to the Fund by 0.25% pursuant to an Investment Advisory Fee Waiver Agreement where the Investment Management Fee payable pursuant to the New Management Agreement would be 1.00% on an annualized basis of the Fund’s net asset value. It was noted that the Investment Advisory Fee Waiver Agreement would remain in effect for at least two-years from the effective date of the New Management Agreement. In addition, the Board compared FlowStone’s management and incentive fees to the management and incentive fees charged to similarly-situated funds offered by competitors of the Adviser, and noted that the Fund’s management fees were generally lower than those other funds’ fees and that while not all of those funds’ charged incentive fees, the Fund’s incentive was comparable with those funds that do. Accordingly, the Board determined that the fees for the New Management Agreement were reasonable.

Profitability and Economies of Scale. The Board considered the extent to which economies of scale have been realized and whether fee levels reflect those economies, considering in this regard that the Fund’s gross expense ratio has declined as the Fund’s assets have grown and noted that the Adviser’s existing relationship with the Fund was profitable for the Adviser. In addition, the Board noted the Adviser’s statements regarding anticipated new capital for the Fund if the Acquisition closes, and that an increase in the size of the Fund could allow the Fund to engage in a wider variety of transactions, and also could create additional liquidity and allow for the resumption of shareholder redemptions.

Other Factors. The Board noted that the Acquisition is structured to comply with all of the requirements of Section 15(f), thus allowing the Adviser to rely upon the safe harbor afforded by Section 15(f). In addition, the Board noted that FlowStone and WTW have agreed to pay all expenses of the Fund in connection with the Board’s consideration of the New Management Agreement and all costs of the proxy solicitation. As a result, the Fund will bear no costs in seeking shareholder approval of the New Management Agreement other than expenses expected to be incurred by the Current Trustees and the Trustee Nominees in connection with the Acquisition or the proxy solicitation and reimbursed by the Fund in the ordinary course.

Conclusion. Based on the totality of the information considered, the Board concluded that the Fund was likely to benefit from the nature, extent and quality of FlowStone’s services and that FlowStone has the ability to provide these services based on its experience, operations and resources, as well as the experience, operations and resources of WTW. After evaluation of the performance, fee and expense information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by FlowStone, the Trustees, including a majority of the Independent Trustees, approved the New Management Agreement and determined to recommend that shareholders approve the New Management Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Management Agreement.

Terms of the Existing Management Agreement and the New Management Agreement

A copy of the New Management Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Management Agreement have been included in this summary. You should refer to Exhibit A for the New Management Agreement, and the description set forth in this proxy statement of the New Management Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by FlowStone to the Fund under the New Management Agreement and the fee structure with respect to the Fund are identical to the services currently provided by FlowStone and the fee structure under the Existing Management Agreement. If the Fund enters into the New Management Agreement, the Adviser has agreed, for a period of at least two-years from the effective date of the New Management Agreement, to reduce the Investment Management Fee rate applicable to the Fund pursuant to an Investment Advisory Fee Waiver Agreement in which the Adviser agrees to waive 0.25% of the Investment Management fee set forth in the New Management Agreement such that the investment management fee payable under the New Management Agreement is 1.00% on an annualized basis of the Fund's net asset value. The Investment Advisory Fee Waiver Agreement will have an initial term ending two (2) years from its effective date and shall continue in effect from year to year thereafter unless terminated by the Adviser or the Fund with at least 30-days' written notice before the expiration of the then current term. The contractual rates of the management fee payable by the Fund to FlowStone, and the actual advisory fee rates paid to FlowStone by the Fund for the fiscal year ended March 31, 2025, are set forth in Exhibit B. The dates on which the Existing Management Agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B.

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Advisory Services. Both the New Management Agreement and the Existing Management Agreement state that the Fund employs FlowStone, subject to the oversight of the Board of the Fund, in compliance with such policies as the Board may from time to time establish and in compliance with the objective, policies and limitations for the Fund, to furnish and manage a continuous investment program for the Fund and to: (i) determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, (ii) provide the Fund with records concerning the Advisor’s activities which the Fund is required to maintain and (iii) render regular reports to the Fund’s officers and Trustees concerning the Advisor’s discharge of the foregoing responsibilities. Both the New Management Agreement and the Existing Management Agreement state that FlowStone may hire (subject to the approval of the Board) and supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund.

Fund Transactions. Both the New Management Agreement and the Existing Management Agreement provide that FlowStone is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” considering the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information (“SAI”), and that FlowStone will promptly communicate to the officers and Board such information relating to portfolio transactions as they may reasonably request. Both the New Management Agreement and the Existing Management Agreement also provide that FlowStone will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under the respective advisory agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, or as described from time to time by the Fund’s prospectus and SAI.

Compensation of FlowStone. Both the New Management Agreement and the Existing Management Agreement contain identical fee structures. If the Fund enters into the New Management Agreement, the Adviser has agreed to reduce the Investment Management Fee rate applicable to the Fund pursuant to an Investment Advisory Fee Waiver Agreement in which the Adviser agrees, for a period of at least two-years from the effective date of the New Management Agreement, to waive 0.25% of the Investment Management fee set forth in the New Management Agreement such that the investment management fee payable under the New Management Agreement is 1.00% on an annualized basis of the Fund's net asset value. Both the New Management Agreement and the Existing Management Agreement provide that FlowStone is entitled to an incentive fee (the “Incentive Fee”) calculated and payable quarterly in arrears, equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, under both agreements, the term "net profits" means the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Both the New Management Agreement and the Existing Management Agreement provide that the Fund will maintain a memorandum account (the “Loss Recovery Account”), which has an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

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Duration and Termination. Both the New Management Agreement and the Existing Management Agreement provide that, after the expiration of an initial two-year term, they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund. Both the New Management Agreement and the Existing Management Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to FlowStone, or by FlowStone at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. Both the New Management Agreement and the Existing Management Agreement provide that the respective agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Investment Advisory Fee Waiver Agreement will have an initial term ending two (2) years from its effective date and shall automatically renew and continue in effect from year to year thereafter.

Limitation of Liability. Both the New Management Agreement and the Existing Management Agreement contain identical provisions with respect to the limitation of liability. The New Management Agreement and the Existing Management Agreement both state that FlowStone will not be liable for any error of judgment, mistake of law or for any act or omission in connection with the performance of services to the Fund, except as otherwise may be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified, and except for a loss resulting from FlowStone’s willful misfeasance or gross negligence in the performance of its duties under the respective agreement. Both the New Management Agreement and the Existing Management Agreement provide that the Fund will indemnify FlowStone to the fullest extent permitted by law against any liability or expense that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of FlowStone’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund.

Fee and Expense Agreements

If the Fund enters into the New Management Agreement, the Adviser has agreed, for a period of at least two-years from the effective date of the New Management Agreement, to reduce the Investment Management Fee rate applicable to the Fund pursuant to an Investment Advisory Fee Waiver Agreement in which the Adviser agrees to waive 0.25% of the Investment Management fee set forth in the New Management Agreement such that the investment management fee payable under the New Management Agreement is 1.00% on an annualized basis of the Fund's net asset value. The Investment Advisory Fee Waiver Agreement will have an initial term ending two (2) years from its effective date and shall continue in effect from year to year thereafter unless terminated by the Adviser or the Fund with at least 30-days' written notice before the expiration of the then current term.

FlowStone and the Fund have entered into an expense limitation agreement (the “Current Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Fee and any acquired fund fees and expenses) do not exceed 2.80% on an annualized basis for Class A Shares, 2.25% on an annualized basis of Class D Shares, 1.95% on an annualized basis for Class I Shares, and 1.95% on an annualized basis for Class M Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Current Expense Limitation Agreement will continue until at least March 15, 2026, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Current Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser. The Current Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Fund’s Board.

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If the Fund enters into the New Management Agreement, FlowStone has agreed to enter into a new expense limitation agreement (the “New Expense Limitation Agreement”) with the Fund on identical terms and conditions as the Current Expense Limitation Agreement. The New Expense Limitation Agreement has been approved by the Board at the meeting held on December 19, 2025, and will become effective upon shareholder approval of the New Management Agreement.

The New Expense Limitation Agreement would continue in effect for at least two years from the effective date of the New Management Agreement.

Additional Information Pertaining to FlowStone

The following table sets forth the name, position, and principal occupation of each current executive officer of FlowStone as of November 30, 2025. Each individual’s address is c/o FlowStone Partners, LLC, P.O. Box 8, Simsbury, CT 06070.

Name	Principal Occupation at FlowStone
Scott P. Conners, CFA	Managing Director, President and Investment Committee Member
Michael Carrano	Managing Director and Investment Committee Member
Andreas Münderlein	Managing Director and Investment Committee Member
Stacey J. Gillespie	Chief Compliance Officer

During the Fund’s last fiscal year, the Fund did not pay any amount to FlowStone or any affiliated person of FlowStone for services to the Fund (other than pursuant to the Existing Management Agreement).

There were no brokerage commissions paid by the Fund to affiliated brokers of FlowStone for the fiscal year ended March 31, 2025.

As of the Record Date, no Independent Trustee owns securities of, or has any other material direct or indirect interest in, FlowStone or any person controlling, controlled by or under common control with FlowStone. As of the Record Date, Scott P. Conners, Eric Becker, Avy Stein and Charlie Finnegan, each owns shares of the Adviser. As of the Record Date, no Independent Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2025, to which FlowStone, or any parent or subsidiary of FlowStone, or any parent or subsidiary of such entities, was a party.

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Required Vote

As provided under the 1940 Act, approval of the New Management Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at a shareholder meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD of THE FUND recommends that shareholders OF THE FUND vote in favor of the New Management Agreement with FLOWSTONE.

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PART 2

DESCRIPTION OF PROPOSAL 2

APPROVAL OF SIX TRUSTEE NOMINEES

In connection with the Acquisition of FlowStone by WTW, at the December 19, 2025, special Board meeting, the Board considered and approved (i) a proposal to decrease the size of the Board from seven Trustees to six Trustees, subject to and effective as of the closing of the Acquisition, (ii) a proposal to change the composition of the Board from the Current Trustees to the Trustee Nominees, and (iii) a retirement policy requiring all Trustees to resign at the end of the first Board meeting following their 80th birthday. The Trustee Nominees currently do not serve on the Board. The Trustee Nominees have been approved by the current Board, subject to election by the Fund’s shareholders and the closing of the Acquisition. In advance of the Board Meeting, the Current Trustees reviewed information provided by WTW and the Adviser on the qualifications and backgrounds of the Trustee Nominees in advance of the Board Meeting the Nominating Committee of the Board and met with the Trustee Nominees on December 15, 2025, to discuss such matters. Based on such information, the current Board believes that the election of the Trustee Nominees is in your best interest. Each of the Trustee Nominees was recommended for nomination for election by the Nominating Committee of the Board.

Shareholders will be asked to vote on a proposal to elect the following Trustee Nominees to serve as Trustees to the Fund: Katie Caldwell, Stanley P. Mavromates Jr., Nancy Stokes, Frank Strauss, J. Stanford Willie and Richard Joseph. If elected, each of Katie Caldwell, Stanley P. Mavromates Jr., Nancy Stokes, Frank Strauss and J. Stanford Willie, will not be “interested persons” of the Fund (“Independent Trustees”) as defined in the 1940 Act. Richard Joseph would be considered an “interested person” of the Fund, as that term is defined in the 1940 Act, and is referred to as an “Interested Trustee.” Current Trustees of the Fund, Michael H. Moskow, Jason S. Gull, Marek Herchel, Shoshana Vernick, Scott P. Conners, Eric Becker, and Avy Stein, are not standing for election. The Current Trustees will cease to serve as Trustees effective when the Trustee Nominees take office. In addition, current Advisory Board Members of the Fund, Craige L. Stout and W. Walter Green III, will cease to serve as Advisory Board Members effective when the Trustee Nominees take office. The Current Trustees will work with Fund management on an orderly transition to the Trustee Nominees.

Shareholders are being asked to approve the election of the Trustee Nominees. The election of the Trustee Nominees is contingent upon (a) shareholder approval of Proposal 1 to approve the New Management Agreement and (b) the closing of the Acquisition. Accordingly, if shareholders of the Fund do not approve the New Management Agreement or the Acquisition is not consummated, then any shareholder approval of the Trustee Nominees for the Fund will be deemed null, and the Fund’s Board will then consider whether any other actions, including a possible secondary sale of the Fund’s portfolio or an orderly liquidation of the Fund’s portfolio, are warranted. The Current Trustees considered and approved the Trustee Nominees, each of whom are individually accomplished and well-qualified to serve and collectively, are diverse across experience and background.

The Trustee Nominees each have consented to stand for election and to serve if elected. If elected, a Trustee Nominee will serve for a term of indefinite duration until their successor is elected and qualified, or their earlier death, resignation or removal (including in connection with any Board retirement policy), or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any Trustee Nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for such replacement nominee as may be designated by the Board.

Information regarding the Trustee Nominees, including brief biographical information, is set forth below. No Trustee Nominee is a “member of the immediate family” of any other Trustee Nominee or officer of the Fund. A “member of the immediate family” means any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, and includes step and adoptive relationships (as defined in the 1940 Act).

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TRUSTEE NOMINEES
NAME, ADDRESS^ AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVICED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS* HELD BY THE TRUSTEE NOMINEE	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE NOMINEE	OTHER DIRECTORSHIPS HELD BY THE TRUSTEE NOMINEE
Independent Trustee Nominees
Katie Caldwell Birth year: 1982	Trustee Nominee	N/A	Director, SF Holdings, Inc. (investment management firm) (since 2021); Chief Financial Officer and Executive Operator, Carolina Foods, Inc. (commercial bakery) (2012-2021).	1	Board Member, Carolina Foods, LLC, Fabalish (a high-growth, plant-based food brand), Realm Foods, North Haven Energy Capital Fund (a private equity vehicle) and The Arts Empowerment Project (a charitable organization).
Nancy Stokes Birth year: 1963	Trustee Nominee	N/A	Retired (since 2022); Senior Vice President, State Street (1985-2022).	1	Director, State Street Bank & Trust of New Hampshire (2020-2022).
Stanley P. Mavromates Jr. Birth year: 1961	Trustee Nominee	N/A	Retired (since 2023); Chief Investment Officer, Mercer Investments LLC (investment advisory firm) (2012-2023).	1	None
Frank Strauss Birth year: 1961	Trustee Nominee	N/A	Founder and Managing Director, Beacon Analytics Management (financial services consulting firm) (since 2023); Managing Director, Accenture (consulting firm) (2015-2022).	1	Board Member, Lending Standard (privately held FinTech firm) and Expect Miracles Foundation.

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J. Stanford Willie Birth year: 1949	Trustee Nominee	N/A	Lecturer, University of Colorado Denver (since 2024); Chief Investment Officer, The Colorado Health Foundation (2009-2022).	1	None
Interested Trustee Nominee
Richard Joseph Birth year: 1965	Trustee Nominee	N/A	U.S. Growth Leader – Investments, WTW (since 2024); U.S. Distribution Leader – Investments and Retirement, Mercer Investments LLC (investment advisory firm) (2019-2023).	1	President, Trustee, and Chief Executive Officer of the Mercer Funds (2005-2023).

^ The address for each Trustee Nominee, if elected, is c/o Joshua Deringer, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

*Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

The current Board believes that each of the Trustee Nominees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as a Trustee of the Fund in view of the Fund’s business and structure. Each Trustee Nominee has a demonstrated record of business and/or professional accomplishment. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structures are reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each Trustee Nominee and certain of their Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.

Independent Trustee Nominees

Katie Caldwell. Ms. Caldwell has more than 20 years of leadership experience in the manufacturing and financial services industries, including private investments.

Nancy Stokes. Ms. Stokes has more than 35 years of leadership experience in the asset management industry.

Stanley P. Mavromates Jr. Mr. Mavromates has more than 30 years of leadership experience in the financial services industry.

Frank Strauss. Mr. Strauss has more than 30 years of leadership experience in the asset management industry.

J. Stanford Willie. Mr. Willie has more than 30 years of leadership experience in the financial services industry.

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Interested Trustee Nominee

Richard Joseph. Mr. Joseph has more than 29 years of experience in the financial services industry.

Set forth below are the names and certain biographical information for the Fund’s officers, as reported by them to the Fund.

Officers of the Fund

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Scott P. Conners Birth year: 1968 55 Nod Road, Suite 120 Avon, CT 06001	President	Since Inception	President and Managing Director, FlowStone Partners, LLC (since 2019).
Trent Statczar^ Birth year: 1971 190 Middle Street Suite 301 Portland, ME 04101	Chief Financial Officer; Treasurer	Since Inception	Director, Fund Officers at ACA Group (since 2016); Senior Director, PFO Services at Beacon Hill Fund Services (investment management solutions firm) (2008-2016).
Andrew Jones^ Birth year: 1994 190 Middle Street Suite 301 Portland, ME 04101	Chief Compliance Officer	Since January 2023	Senior Principal Consultant, Fund Officers (since 2024) and Principal Consultant, Fund Officers at ACA Group (2022-2024); Due Diligence Manager (from July 2022 to October 2022), and Associate Director, Due Diligence (2020-2022) at Foreside Financial Group.
Charlie H. Finnegan Birth year: 1993 880 Third Avenue New York, NY 10022	Secretary	Since 2021	Vice President (since 2023), Senior Associate (2021-2022), Associate (2019-2020), FlowStone Partners.

*Each officer serves an indefinite term, until his or her successor is elected.

^ Foreside Fund Officer Services, LLC (d/b/a ACA Group), formerly a part of Foreside Financial Group, provides chief compliance officer and chief financial officer services to the Fund under a Fund CCO Agreement and Fund CFO/Treasurer Agreement. Messrs. Statczar and Jones are employees of ACA Group.

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Role of the Board

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the declaration of trust of the Fund (as amended and restated, the “Declaration of Trust”). The Board is currently composed of 7 members, 4 of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel prior to and during each quarterly board meeting. As described below, the Board has established an audit committee (the “Audit Committee”), a qualified legal compliance committee (the “Qualified Legal Compliance Committee”) and a nominating committee (the “Nominating Committee”), and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

Leadership Structure and Risk Oversight

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Four of the Fund’s seven Current Trustees are Independent Trustees. If elected, Katie Caldwell, Stanley P. Mavromates Jr., Nancy Stokes, Frank Strauss and J. Stanford Willie would each be an Independent Trustee of the Fund, and Richard Joseph would be deemed to be an interested person of the Fund by virtue of his employment by WTW.

The Board has appointed Scott P. Conners, an Interested Trustee, to serve in the role of Chairman, and has appointed Michael H. Moskow, an Independent Trustee, to serve in the role of Lead Independent Trustee. Fund counsel has advised the Board with respect to matters relating to their responsibilities in connection with the Fund. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. If elected by shareholders, following the closing of the Acquisition, the Board will appoint a Trustee to serve as the Chair and the Lead Independent Trustee.

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Meetings and Committees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. The Audit Committee has selected Jason S. Gull to serve in the role as Chairman of the Audit Committee. If elected, each of the Independent Trustee Nominees is expected to serve as a member of the Audit Committee. The Fund does not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this proxy statement as Exhibit E.

Nominating Committee

The Board has formed a Nominating Committee, which currently consists of each of the Fund’s Independent Trustees. If elected, each of the Independent Trustee Nominees is expected to serve as a member of the Nominating Committee. The Nominating Committee is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the Fund in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a manager. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Board has adopted a written charter for the Nominating Committee. The Fund does not provide the Nominating Committee charter on a website, but a copy of the Nominating Committee charter is attached to this proxy statement as Exhibit F.

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Qualified Legal Compliance Committee

The Board has formed a Qualified Legal Compliance Committee, which currently consists of the members of the Audit Committee. If elected, each of the Trustee Nominees who serves on the Audit Committee will also serve on the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee is responsible for (i) receiving reports of certain material breaches or violations of certain U.S. laws or regulations or fiduciary duties, (ii) reporting evidence of such breaches or violations to the Fund’s President (iii) determining whether an investigation of such breaches or violations is required, (iv) if the Qualified Legal Compliance Committee determines an investigation is required, initiating such investigation, (v) at the conclusion of such investigation, recommending that the Fund implement an appropriate response to evidence of a breach or violation, and (vi) informing the Fund’s President and the Board of results of the investigation. The Qualified Legal Compliance Committee currently consists of the members of the Audit Committee. The Board has adopted a written charter for the Qualified Legal Compliance Committee. The Fund does not provide the Qualified Legal Compliance Committee charter on a website, but a copy of the Qualified Legal Compliance Committee charter is attached to this proxy statement as Exhibit G.

During the most recent fiscal year of the Fund, which ended on March 31, 2025, the Board held four regular meetings, the Audit Committee held three meetings, the Nominating Committee held one meeting, and the Qualified Legal Compliance Committee did not hold any meetings. Each Trustee attended at least 75% of the total number of meetings of the Board and the Audit Committee held during the fiscal year ended March 31, 2025.

Report of the Audit Committee

In discharging its duties, during the fiscal year ended March 31, 2025, the Audit Committee met with and held discussions with management and with the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). Management is responsible for the Fund’s internal controls over financial reporting, the financial reporting process and preparation of the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). PwC is responsible for performing an independent audit of the Fund's financial statements in accordance with standards of the Public Company Accounting Oversight Board ("PCAOB") and expressing an opinion on the conformity of the Fund's financial statements with U.S. GAAP. The Audit Committee also discussed with PwC the matters required to be discussed by PCAOB Auditing Standard 1301 (Communications with Audit Committees), as amended. PwC provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of PwC their firm’s independence with respect to the Fund.

Shareholders are reminded, however, that the members of the Audit Committee are not necessarily professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Fund’s financial statements have been carried out in accordance with PCAOB auditing standards, that the financial statements are presented in accordance with U.S. GAAP or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

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The Audit Committee’s review and discussions of the audited financial statements of the Fund for the fiscal year ended March 31, 2025 with Fund management and PwC occurred prior to the issuance of PwC’s opinion on the financial statements and also at the Fund’s Audit Committee meeting on May 27, 2025. At this meeting, the Audit Committee recommended to the Board the approval of the inclusion of the audited financial statements of the Fund for the fiscal year ended March 31, 2025 in the Annual Report of the Fund. During the fiscal year ended March 31, 2025, the Audit Committee discussed with PwC the matters required to be discussed by the applicable requirements of the PCAOB and received written affirmation of their independence pursuant to PCAOB Rule 3526.

Compensation Information

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $50,000 per fiscal year. In addition, the Fund pays an additional retainer of $5,000 to the Lead Independent Trustee of the Board and Chairman of the Audit Committee. Trustees that are interested persons and officers will not be compensated by the Fund, and the Fund has no employees.

Trustees and Trustee Nominees Equity Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the family of investment companies (including all of the registered investment companies advised by the Adviser) as of December 31, 2024, is set forth in the table below.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY MANAGER IN FAMILY OF INVESTMENT COMPANIES
Independent
Jason S. Gull	Over $100,000	Over $100,000
Michael H. Moskow	$10,001–$50,000	$10,001–$50,000
Marek Herchel	Over $100,000	Over $100,000
Shoshana Vernick	Over $100,000	Over $100,000
Interested
Scott P. Conners	Over $100,000	Over $100,000
Eric Becker	Over $100,000	Over $100,000
Avy Stein	Over $100,000	Over $100,000

As of November 30, 2025, the Trustees, and officers of the Fund, as a group, owned 1.83% of the equity securities. None of the Independent Trustees (or their immediate family members) owned securities of the Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

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The following table sets forth, as of November 30, 2025, with respect to each Trustee Nominee, certain information regarding the beneficial ownership of shares in the Fund and of the equity securities of all registered investment companies overseen by the Trustee Nominee, if elected, within the same family of investment companies as the Fund.

NAME OF TRUSTEE NOMINEE	DOLLAR RANGE OF Equity Securities IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN OR TO BE OVERSEEN BY THE TRUSTEE NOMINEE IN FAMILY OF INVESTMENT COMPANIES
Independent Trustee Nominees
Katie Caldwell	None	None
Nancy Stokes	None	None
Stanley P. Mavromates Jr.	None	None
Frank Strauss	None	None
J. Stanford Willie	None	None
Interested Trustee Nominee
Richard Joseph	None	None

As of November 30, 2025, none of the Independent Trustees or Independent Trustee Nominees, nor the immediate family members of the Independent Trustees or Independent Trustee Nominees, beneficially owned or owned of record securities of the Fund’s Adviser, Distributor, or of any persons directly or indirectly controlling, controlled by or under common control with the Fund’s Adviser or Distributor.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended and Section 30(h) of the 1940 Act, taken together, require the Trustees, beneficial owners of more than 10% of the Fund’s shares, the Fund’s investment adviser, and executive officers of the Fund (collectively, “Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of the Fund’s securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2025, has complied with applicable filing requirements, except as noted below.

Scott P. Conners, the President and Principal Executive Officer of the Fund, submitted a Form 5 filing to report Form 4 transactions that were not reported.

Jason S. Gull, Trustee of the Fund, submitted a Form 4 filing after its due date and Form 5 filing to report Form 4 transactions that were not reported.

Charles Finnegan, Secretary of the Fund, submitted a Form 4 filing after its due date.

W. Walter Green III, Advisory Board Member of the Fund, submitted a Form 3 filing after its due date and made an amended Form 3 filing to reflect ownership of securities.

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General Information

Investment Adviser

FlowStone serves as the investment adviser of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy. FlowStone is located at 29 Lucy Way, Simsbury, CT 06070 and is an investment adviser registered with the SEC under the Advisers Act. As of September 30, 2025, FlowStone had approximately $756,977,842 of assets under management.

Distributor

Distribution Services, LLC (formerly, UMB Distribution Services, LLC) (the “Distributor”), whose principal business address is 190 Middle Street, Suite 301, Portland, ME 04101, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Administrator

UMB Fund Services, Inc. (“UMB”), whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, serves as the administrator for the Fund. UMB provides administrative services to the Fund pursuant to an administration agreement between the Fund and UMB.

Annual and Semi-Annual Reports

The Fund will furnish, without charge, copies of the Fund’s annual and semi-annual reports, to a shareholder upon request. To request a report, please contact the Fund by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at 888-799-0799 or by visiting the Fund’s website at www.flowstonepartners.com. You may also view or obtain these documents on the SEC’s website at www.sec.gov.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), located at One North Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm of the Fund. Representatives of PwC are not expected to be present at the Special Meeting of Shareholders.

Audit Fees

The aggregate fees billed by PwC for professional services rendered for the annual audit of the Fund's financial statements for the fiscal years ended March 31, 2025 and March 31, 2024 are disclosed below.

Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
$295,000	$285,000

Audit-Related Fees

The aggregate fees billed by PwC for assurance and related services reasonably related to the performance of the annual audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal years ended March 31, 2025 and March 31, 2024 are disclosed below.

Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
$0	$0

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Tax Fees

For the fiscal years ended March 31, 2025 and March 31, 2024, the aggregate fees billed by PwC for tax compliance, tax advice, and tax planning with respect to the Fund were as follows:

Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
$100,500	$101,000

All Other Fees

For the fiscal years ended March 31, 2025 and March 31, 2024, the following fees were billed by PwC for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing.

Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
$0	$0

Pre-approval Policies and Procedures; Adviser Affiliates

The Board’s Audit Committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to its engagement. During its regularly scheduled meetings, the Audit Committee pre-approves all audit, audit-related, tax, and other services to be provided by PwC to the Fund. All “tax fees” as disclosed above were pre-approved by the Board. As shown above, there were no “audit-related fees” or “other fees.”

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

Aggregate Non-Audit Fees

For the fiscal years ended March 31, 2025, and March 31, 2024, the aggregate non-audit fees billed by PwC for services rendered to the Fund, Keystone, and any entity controlling, controlled by, or under common control with Keystone that provides ongoing services to the Fund were $100,500 and $101,000, respectively.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with this proposal.

Required Vote

The provisions of the 1940 Act require that a majority of the Trustees be elected by shareholders and allow the appointment of a new Trustee by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Therefore, in order for the Trustee Nominees to succeed the current Trustees, they are required to be elected by shareholders.

The election of each Trustee Nominee will require that the candidate receive a plurality of the votes cast at the Special Meeting in person or by proxy.

the CURRENT BOARD OF TRUSTEES of THE FUND recommendS that shareholders OF THE FUND vote in favor of THE ELECTION OF THE trustee nominees.

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PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on November 30, 2025, will be entitled to notice of, and to vote at, the Special Meeting. On November 30, 2025, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class I	4,169,683
Class A	0
Class D	2,856
Class M	37,699,820

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PART 4

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on November 30, 2025 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Declaration of Trust, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Fund have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum, and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Charlie H. Finnegan, and he may be reached at the following address: c/o FlowStone Partners, LLC, P.O. Box 8, Simsbury, CT 06070. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares by speaking with a live representative. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

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Quorum. The presence in person or by proxy of the holders of thirty-three and one-third (33-1/3%) percent of the shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the proposed New Management Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at a shareholder meeting.

The election of each Trustee Nominee will require that the candidate receive a plurality of the votes cast at the Special Meeting in person or by proxy.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by FlowStone and/or WTW. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Adviser, for any involvement in the solicitation of proxies.

Other than expenses expected to be incurred by the Current Trustees and the Trustee Nominees in connection with the Acquisition or the proxy solicitation and reimbursed by the Fund in the ordinary course, the Fund will not bear any expenses in connection with the Acquisition, including any costs of soliciting shareholder approval. All such expenses will be borne by FlowStone and/or WTW.

Ownership of the Fund

As of the Record Date, the current Trustees and officers as a group owned 1.83% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit C to this proxy statement.

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Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o FlowStone Partners, LLC, c/o FlowStone Partners, LLC, P.O. Box 8, Simsbury, CT 06070. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

February 9, 2026

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PART 5

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling 888-799-0799 or writing to the Fund at the following address: c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at www.OkapiVote.com/Flowstone.

Service Providers

UMB Fund Services Inc. (“UMB”), located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. UMB also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. UMB Bank, NA, located at 1010 Grand Blvd., Kansas City, MO 64106, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is March 31.

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EXHIBIT A

FORM OF PROPOSED INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

FLOWSTONE OPPORTUNITY FUND

This INVESTMENT MANAGEMENT AGREEMENT (the “Agreement”) made this [•] day of [•], 2026, by and between FlowStone Opportunity Fund, a Delaware statutory trust (the “Fund”), and FlowStone Partners, LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company;

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Advisor to render investment management services with respect to the Fund and the Advisor is willing to render such services.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.             APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Advisor to act as Advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.             DUTIES OF ADVISOR. The Fund employs the Advisor to furnish and manage a continuous investment program for the Fund. The Advisor will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to (i) determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, (ii) provide the Fund with records concerning the Advisor’s activities which the Fund is required to maintain and (iii) render regular reports to the Fund’s officers and Trustees concerning the Advisor’s discharge of the foregoing responsibilities. The Advisor may hire (subject to the approval of the Fund’s Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations.

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3.            FUND TRANSACTIONS. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Advisor will promptly communicate to the officers of the Fund and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4.            EXPENSES. (a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (ii) the expenses of printing and distributing extra copies of the Fund’s Prospectus, Statement of Additional Information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”) or pursuant to, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; (iii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor and attendance at any required annual Board meeting; (iv) the costs associated with any supplements to the Fund’s registration statement created at the Advisor’s request; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board). If the Advisor has agreed to limit the operating expenses of the Fund as referenced in Section 5 below, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)          The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 4(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers of the Fund, including without limitation the Fund’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)          The Advisor may voluntarily or contractually absorb certain Fund expenses.

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(d)          To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover costs from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

5.             COMPENSATION OF THE ADVISOR.

(a)           Investment Management Fee. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Advisor a quarterly Investment Management Fee (the “Investment Management Fee”) equal to 1.25% on an annualized basis of the Fund’s net asset value. For purposes of calculating the compensation for any quarter, net assets will include the total assets of the Fund minus the sum of the Fund’s accrued liabilities and will be calculated prior to any reduction for any fees and expenses of the Fund for that quarter, including, without limitation, the compensation payable to the Advisor for that quarter. In the case of a partial quarter, compensation will be based on the number of days during the quarter in which the Advisor provided services to the Fund. Compensation will be paid to the Advisor before giving effect to any repurchase of interests in the Fund effective as of that date. The Advisor will pay the compensation of any sub-adviser retained pursuant to Section 2 above.

(b)           Incentive Fee. At the end of each calendar quarter of the Fund (and at certain other times), the Advisor (or, to the extent permitted by applicable law, an affiliate of the Advisor) will be entitled to receive an incentive fee (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).

(i)         The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

(c)           The Advisor may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.

(d)          All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

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6.            BOOKS AND RECORDS. The Advisor will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Advisor agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

7.             STATUS OF ADVISOR. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

8.            LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISOR. (a) In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(a)           The Fund shall indemnify, to the fullest extent permitted by law, the Advisor, or any member, manager, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

(b)           The Advisor shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Advisor, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Advisor. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

9.            PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Advisor (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Advisor are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor, provided the Advisor has broker-dealer affiliates, if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

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10.           AUTHORITY; NO CONFLICT. The Advisor represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its affiliates are a party.

11            LICENSE OF ADVISOR’S NAME. The parties agree that the name of the Advisor, the names of any affiliates of the Advisor and any derivative or logo or trademark or service mark or trade name are the valuable property of the Advisor and its affiliates. The Advisor hereby agrees to grant a license to the Fund for use of its name in the name of the Fund for the term of this Agreement and such license shall terminate upon termination of this Agreement. If the Fund makes any unauthorized use of the Advisor’s names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Advisor shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Advisor shall be entitled to injunctive relief, as well as any other remedy available under law.

12.           DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until [•], 2028 and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of the Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13.           NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Advisor:

FlowStone Partners, LLC
Attn: [•]
[•]
[•]
[•]
Phone: [•]
Email: [•]

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If to the Fund:

FlowStone Opportunity Fund
c/o FlowStone Partners, LLC
[•]
[•]
[•]
Phone: [•]
Email: [•]

14.           SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.           GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.           ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and arrangements to the extent relating to the subject matter of this Agreement.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.
SIGNATURE PAGE FOLLOWS.]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

FLOWSTONE OPPORTUNITY FUND

By:
Title:

FLOWSTONE PARTNERS, LLC

By:
Title:

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EXHIBIT B

INVESTMENT MANAGEMENT FEES

Contractual Advisory Fee (as a percentage of Managed Investments)	Advisory Fee Rate Paid to Adviser (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended March 31, 2025	Most Recent Date of Shareholder Approval of Existing Management Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Management Agreement by the Board of Trustees
1.25% (on an annualized basis)	1.25%	December 28, 2018 (initial approval by sole shareholder)	August 27, 2025

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EXHIBIT C

5% or Greater Ownership of A Share Class

Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

As of November 30, 2025, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the Shares.

Class	Shareholder Name and Address	Percentage of Shares of Class Owned
Class D	CHARLES SCHWAB & CO INC TOWER TWO SUITE 505 GUAYNABO, PR 00968	100.00%
Class I	DANKRIS1 LLC 1130 CREEKSIDE PKWY #112666 NAPLES, FL 34108	44.91%
Class I	CRABTREE LANE ALT LLC 1650 LAKE CROOK RD, SUITE 220 DEERFIELD, IL 60015	6.02%

Beneficial ownership is determined in accordance with the applicable rules of the SEC.

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EXHIBIT D

AUDIT COMMITTEE CHARTER

FLOWSTONE OPPORTUNITY FUND (the “Fund”)

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (the “Charter”) is adopted by the Board of Trustees (the “Board”) of the Fund to govern the activities of the Audit Committee of the Board (the “Audit Committee” or “Committee”) with respect to its oversight of the Fund.

Membership and Qualifications

The Audit Committee shall be composed of as many Trustees as the Board shall determine, none of whom shall (i) be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and (ii) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in such person’s capacity as a member of the Committee, the Board, or other Board committee).

The Board shall designate a Chair or Co-Chairs of the Committee by majority vote. The Chair or Co-Chairs shall be responsible for leadership of the Committee including, but not limited to, presiding over Audit Committee meetings and reporting the Committee’s actions to the Board. No member of the Committee shall receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board.

The Board shall determine annually whether there is at least one member of the Committee who is an independent audit committee financial expert, as defined in Item 3 of Form N-CSR. The Board may replace members of the Committee for any reason.

Purposes

The purposes of the Audit Committee are:

(a)            to oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain service providers;

(b)            to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c)            to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)            to approve, prior to appointment, the engagement of the Fund’s registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board) (the “Auditor”) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s Auditor;

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(e)            to approve any audit and non-audit services, including any non-audit services provided to the Fund’s investment adviser and to any affiliate of the investment adviser regarding the operations and financial reporting of the Fund, in accordance with the policy set forth in Exhibit A hereto;

(f)            to act as a liaison between the Fund’s Auditor and the full Board;

(g)           to oversee or, as appropriate, assist Board oversight of the Fund’s processes for the valuation of its assets, including with respect to the fair valuation of assets, and including oversight of the operations of the Valuation Committee and that Committee’s implementation of the Pricing Procedures of the Fund;and

(h)            perform such other functions as the Board may from time to time assign to the Committee.

The Fund’s Auditor shall report directly to the Audit Committee.

Duties and Powers

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)            to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements; to recommend to the Board the selection, retention or termination of the Fund’s Auditor; to review and evaluate matters potentially affecting the independence and capabilities of the auditors and to receive the auditors’ written specific representations as to their independence;

(b)            to approve, prior to appointment, the engagement of the auditors to provide other audit services to the Fund or to provide non-audit services to the Fund, FlowStone Partners, LLC (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, in accordance with the policy set forth in Exhibit A hereto;

(c)            to develop, to the extent deemed appropriate by the Committee, policy for pre-approval of the engagement of the Fund’s auditors to provide any of the services described in paragraph (b) directly above;

(d)            to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

(e)            to consider whether the non-audit services provided by the Fund’s auditors to the Fund’s Adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence;

(f)             to review the arrangements for and scope of the annual audit and any special audits;

(g)            to review and approve the fees proposed to be charged to the Fund by the Fund’s Auditor for each audit and non-audit service;

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(h)          to consider, as presented to the Committee, information and comments from the auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

(i)            to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on the Fund’s financial statements;

(j)            to receive and consider the reports and communications from the Fund’s Auditor, which the auditor is required to provide to the Committee;

(k)           to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the Fund’s Auditor and to review any other matters that may have a material effect on the Fund’s financial statements, which are brought to the attention of the Committee;

(l)            to consider disagreements between management and the Fund’s auditors regarding financial reporting;

(m)          to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

(n)           to accept and review any expressions of concern by officers or employees of the Fund, the Adviser or adviser affiliate regarding questionable accounting matters and to address reports from attorneys or auditors of possible violations of federal or state law, as brought to the attention of the Committee;

(o)           to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting, as brought to the attention of the Committee as part of the Fund’s Whistleblower Policy;

(p)           to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(q)           to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

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Role and Responsibilities

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting; the Auditor’s responsibility to plan and carry out a proper audit; and both management’s and the Auditor’s responsibility to determine that the Fund’s financial statements are accurate and complete and in accordance with generally accepted accounting principles. Specifically, the Fund’s management is responsible for:

1.            the preparation, presentation and integrity of the Fund’s financial statements;

2.            the maintenance of appropriate accounting and financial reporting principles and policies; and

3.            the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations.

The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. The Fund’s management and the Auditor also are responsible for making in a timely fashion all communications to the Committee that they are called upon to make under this Charter and that are otherwise necessary for the Committee to satisfy its purposes, duties and powers under this Charter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Auditor.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, the independent auditors, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Trustee is not a member.

Operations

(a)            The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Chair, Co-Chairs or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof.

(b)            The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s By-Laws.

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(c)            The Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d)            The Committee shall regularly meet, in separate executive sessions, with the Fund’s Treasurer and representatives of Fund management and at least twice annually with the Fund’s independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

(e)            The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

(f)             A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. Committee members attending telephonically are considered “present” for the purpose of constituting a quorum.

(g)            The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

Adopted: January 3, 2019

Amended: February 21, 2020

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Exhibit A

AUDIT AND NON-AUDIT SERVICES - PRE-APPROVAL POLICY OF THE FUND

Under the Sarbanes-Oxley Act of 2002, as amended (the “Act”), the Audit Committee is responsible for the appointment, compensation and oversight of the services provided by the Fund’s Auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Fund’s Auditor in order to assure that these services do not impair the Auditor’s independence. In addition, the Audit Committee is required to pre-approve non-audit services provided by the Auditor to the Fund where such services provided have a direct impact on the operations or financial reporting of the Fund as further assurance that such services do not impair the Auditor’s independence.

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services under these circumstances, while also maintaining independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”), or (2) proposed services that require specific pre-approval (“Specific Pre-Approval”). Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

Appendix A to this Policy describes the audit-related services, tax services and other non-audit services subject to General Pre-Approval, which hereby are pre-approved by the Audit Committee. The Audit Committee will review these services as part of its annual review of the Audit Committee Charter.

A. Audit Services

The Fund’s annual audit services engagement scope and terms will be subject to Specific Pre-Approval by the Audit Committee and includes the annual financial statement audit and work required of the Auditor to establish its opinion. Approval of the Auditor as an independent registered public accounting firm and its compensation shall constitute pre-approval for these services.

B. Audit-Related Services

Audit-related services are assurance and related services that are related extensions of the audit services, support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project.

The audit-related services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Appendix A. Such services, along with all other services subject to General Pre-Approval, are subject to a per calendar quarter limitation of $10,000.

C. Tax Services

The U.S. Securities and Exchange Commission has stated generally that an independent auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair an auditor’s independence. Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Fund in tax court or other situations involving public advocacy, are not permitted.

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Appendix A. Such services, along with all other services subject to General Pre-Approval, are subject to a per calendar quarter limitation of $10,000.

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D. All Other Non-Audit Services

The Audit Committee believes that other types of non-audit services may also be permitted if such non-audit services (a) are routine and recurring services, (b) would not impair the independence of the Auditor and (c) are consistent with the Act and the rules relating thereto.

Other non-audit services subject to General Pre-Approval, which hereby are pre-approved, are listed in Appendix A. Such services, along with all other services subject to General Pre-Approval, are subject to a per calendar quarter limitation of$10,000.

E. Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Fund at any time:

(a)                Bookkeeping or other services related to the accounting records or financial statements of the Fund;

(b)                Financial information systems design and implementation;

(c)                Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(d)               Actuarial services;

(e)                Internal audit outsourcing services;

(f)                Management functions or human resources;

(g)                Broker or dealer, investment adviser, or investment banking services;

(h)                Legal services and expert services unrelated to the audit; and

(i)                Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

F. Procedures

At least annually, the Fund’s Treasurer shall submit Exhibit A to the Audit Committee for approval, to the extent there are revisions.

A summary of all specific audit-related services, tax services and other non-audit services subject to the General Pre-Approval $10,000 limitation will be reported to the Audit Committee quarterly.

Adopted: January 3, 2019

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Appendix A

SCHEDULE OF AUDIT-RELATED SERVICES, TAX SERVICES AND OTHER NON-AUDIT SERVICES SUBJECT TO GENERAL PRE-APPROVAL

Service	Summary of Services

Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting

Includes consultations relating to new regulatory rules and guidance, registration statement review, unusual or nonrecurring transactions and other regulatory or financial reporting matters that are generally non-recurring

Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for:

■ Various governmental agencies tax authorities and fund mergers

Tax Services	Recurring tax services including, but not limited to:

■ Preparation and signing of the Fund’s federal income tax returns and applicable state and local returns

■ Review required portfolio distributions to avoid excise tax and review related excise tax returns of the Fund

Consultations regarding tax consequences of proposed or actual transactions	Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

Other Non-Audit Services	Other services relating to:

■ Other control and regulatory compliance projects

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EXHIBIT E

NOMINATING COMMITTEE CHARTER

FlowStone Opportunity Fund (the “Fund”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

The Board of Trustees of the Fund (the “Board”) has adopted this Charter to govern the activities of the Nominating and Governance Committee (the “Committee”) of the Board. Its primary functions are to oversee the effective functioning of the Board and its committees and to identify and recommend individuals for membership as independent members on the Board.

The Committee shall be comprised of as many Trustees as the Board shall determine, none of whom shall be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustee”). The Board shall designate a Chair or Co-Chairs of the Committee by majority vote. The Chair or Co-Chairs of the Committee shall be responsible for leadership of the Committee including, but not limited to, presiding over meetings and reporting the Committee’s actions to the Board. The Board may replace members of the Committee for any reason.

The functions of the Committee are:

a)	To make nominations for Independent Trustee membership on the Board when necessary. Potential nominees may be considered in light of their professional experience, education, skill and other individual qualities and attributes that contribute to the Board. The Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to):

i.	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board,

ii.	relevant industry and related experience,

iii.	educational background,

iv.	financial expertise,

v.	ability, judgment and expertise; and

vi.	overall diversity of the Board’s composition;

b)	To consider nominee candidates proposed for the Board properly submitted in accordance with Exhibit A by shareholders on the same basis as it considers and evaluates candidates recommended by other sources;

c)	To review periodically board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Fund relating thereto, and to recommend to the Board any changes it may deem appropriate;

d)	To review periodically trustee compensation and to recommend to the Board members any changes it may deem appropriate;

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e)	To review committee chair or co-chair assignments and committee assignments on an annual basis;

i.	To review on an annual basis the responsibilities of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

f)	To plan and administer the Board’s annual self-evaluation process;

g)	To consider the structure, operations and effectiveness of the Committee annually;

h)	To evaluate on at least an annual basis the independence of counsel to the Independent Trustees, to make recommendations to the Independent Trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable U.S. Securities and Exchange Commission (the “SEC”) rules, and to supervise such counsel; and

i)	To perform such other functions as the Board may from time to time assign to the Committee.

The Committee shall meet at least once annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair, Co-Chairs or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. A majority of the members of the Committee shall constitute a quorum, and the Committee will act at an in-person or telephonic meeting only by majority vote. The Committee may also act by unanimous written consent. The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Nominating Committee. Membership of the Committee shall not be deemed to impose on any Trustee an obligation or duty, or to imply any experience, expertise, or knowledge, different from or greater than that of any other Trustee.

Subject to the agreement of a majority of the Independent Trustees, the Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

The Committee shall review this Charter at least annually and recommend to the Board any changes it deems appropriate.

Adopted: January 3, 2019

Amended: November 22, 2019

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EXHIBIT F

Qualified Legal Compliance Committee charter

Qualified Legal Compliance Committee
of the Board of Trustees

of

FlowStone Opportunity Fund
(the “Fund”)

Procedures for Confidential Receipt, Retention and
Consideration of Attorney Reports

In accordance with Section 205.3(c) of the Standards of Professional Conduct for Attorneys Appearing and Practicing Before the Commission in the Representation of an Issuer (“Attorney Conduct Rules”), any attorney “appearing and practicing before the Securities and Exchange Commission” (as such term is defined in the Attorney Conduct Rules) in the representation of the Fund (“reporting attorney”) may submit a report in person, by telephone, by e-mail, electronically or in writing (a “Report”) of evidence of a material violation of applicable U.S. federal or state securities law, a material breach of a fiduciary duty under U.S. federal or state law or a similar material violation of any U.S. federal or state law (each a “material violation”) by the Fund or by any officer, trustee, employee or agent of the Fund to the Qualified Legal Compliance Committee (the “Committee”) of the Fund’s Board of Trustees. As required by the Attorney Conduct Rules, the Committee has adopted the following procedures in order to facilitate the confidential receipt, retention and consideration of Reports:

1.	The Committee shall send an acknowledgement in writing of receipt of each Report to the reporting attorney.

2.	The Committee shall notify the Fund’s chief executive officer promptly upon receipt of a Report except in those circumstances in which the Report was submitted to the Committee because the reporting attorney reasonably believed that it would be futile to report evidence of a material violation to the Fund’s chief executive officer.

3.	The Chairman of the Committee shall convene a meeting of the full Committee as often as deemed necessary or desirable and, in any case, promptly upon receipt of a Report.

4.	The Committee shall receive each Report and determine whether an investigation is necessary or desirable in connection with the matters addressed in such Report.

5.	The Committee may consult with appropriate officers of the Fund, or retain outside organizations in connection with its determination as to whether to commence an investigation in connection with a Report.

6.	If the Committee has determined that no further investigation is necessary in connection with a Report, the Committee shall so notify the Fund’s chief executive officer, except in those cases in which the Report was submitted to the Committee because the reporting attorney reasonably believed that it would be futile to report evidence of a material violation to the Fund’s chief executive officer. If the Report was submitted to the Committee by a reporting attorney, the reporting attorney also shall be notified of the Committee’s determination.

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7.	If the Committee has determined that further investigation is necessary or desirable in connection with a Report, the Committee shall: (i) notify the Fund’s Board of Trustees, (ii) initiate an investigation, (iii) determine who shall conduct such investigation, and (iv) retain such organizations as the Committee deems necessary. The reporting attorney shall also be notified of the Committee’s determination.

8.	The Committee shall have the authority to enter into engagement letters, as appropriate, with organizations retained by it.

9.	At the conclusion of an investigation, the Committee shall: (i) recommend, by majority vote, that the Fund implement an appropriate response, if any, and (ii) inform the Fund’s chief executive officer and the Board of Trustees of the results of the investigation and the appropriate remedial measures, if any, that it recommends be adopted by the Fund. If the Report was submitted to the Committee by a reporting attorney, the reporting attorney also shall be notified of the Committee’s determination.

10.	The Committee shall take appropriate action to determine whether the Fund has implemented an appropriate response to a Report, as recommended by the Committee, and, if not, shall determine what, if any, additional action should be taken.

11.	The Committee shall retain a log of all Reports, tracking their receipt, investigation and resolution and shall periodically report on these matters to the Board of Trustees.

12.	The Committee shall take appropriate measures so that, to the maximum extent possible, consistent with its obligations, the Fund’s legal privileges are protected in connection with the Committee’s activities.

13.	The Committee shall keep minutes of each of its meetings.

14.	Unless otherwise required by the federal securities laws, the Committee shall maintain all documents received or reviewed by it for a period of not less than six years, the first two years in an easily accessible place.

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PROXY PROXY FLOWSTONE OPPORTUNITY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 3, 2026 ONE LOGAN SQUARE, SUITE 2000, PHILADELPHIA, PA 19103-6996 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Flowstone Opportunity Fund (the “Fund”), hereby appoints Scott Conners, Joshua Deringer and Joshua Lindauer, proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 at 5:00 p.m. Eastern Time, on March 3, 2026, and any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. If no specification is made for a Proposal, the proxy will be voted “FOR” the Proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. ] PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! SHARES: Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person. Signature(s) (Title(s), if applicable) Date CONTROL #: THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY: 1. By Phone: Call Okapi Partners toll-free at: (888) 785-6709 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST). OR 2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/FlowStone2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions: INSERT QR CODE OR 3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage paid envelope. If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on March 3, 2026

INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X To transact such other business as may properly come before the Special Meetings or any adjournments or postponements thereof PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS! PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 3, 2026 THE NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/FLOWSTONE FOR AGAINST ABSTAIN 1. To approve a new investment management agreement (“New Management Agreement”) between the Fund and FlowStone Partners, LLC (the “Adviser”) that will replace the current management agreement with the Adviser. 2. Election of Trustees FOR WITHHOLD 2a. Katie Caldwell 2b. Stanley P. Mavromates Jr. 2c. Nancy Stokes 2d. Frank Strauss 2e. J. Stanford Willie 2f. Richard Joseph THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” THE NOMINEES LISTED IN PROPOSAL 2